UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities and Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant [  ]

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PHAZAR CORP

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHAZAR CORP
101 SE 25th Avenue
Mineral Wells, Texas 76067

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, November 13, 2012

Time:	10:00 a.m. CDT

Place:	National Depository Office 405 W. Loop 820 South Suite 100 Fort Worth, Texas

Purpose:	To elect five directors to serve for the ensuing year and until their respective successors are elected

To ratify the appointment of Weaver and Tidwell, L.L.P. as the independent public auditors for FY 2013

To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Record Date:	You may vote if you were a stockholder of record of our common stock on September 28, 2012.

Proxy Voting:	Your vote is important. You may vote in one of four ways: (1) in person at the meeting; (2) by signing, dating and returning your proxy card to the Company; (3) on the internet; or (4) by telephone.

On behalf of the Board of Directors

Gary W. Havener
Chairman

Mineral Wells, Texas
October 9, 2012

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 1 of 15

PROXY STATEMENT

Your proxy is being solicited by the Board of Directors of PHAZAR CORP, a Delaware corporation, for use at the 2012 Annual Meeting of the Stockholders. The Annual Meeting will be held on Tuesday, November 13, 2012 at 10:00 a.m. CDT, at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas. This proxy statement and the accompanying proxy card contain information about the items you will vote on at the annual meeting. We will begin mailing these documents to stockholders on or about October 12, 2012.

FREQUENTLY ASKED QUESTIONS AND ANSWERS

What is the purpose of the annual meeting?

At the annual meeting, stockholders will vote upon the matters described in the accompanying notice of meeting. Although the Board of Directors knows of no other business to come before the annual meeting, the person named in the proxy card intends to vote on any such new matters in accordance with their best judgment. Adjournments and postponements of the annual meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common stock representing a majority of the vote present in person or by proxy at the annual meeting, whether or not a quorum exists, without further notice other than by an announcement made at the annual meeting.

Why am I receiving this Proxy Statement?

You are receiving this proxy statement and the enclosed proxy card because you owned shares of common stock of PHAZAR CORP on September 28, 2012, the record date. This Proxy Statement describes the proposals on which you, as a stockholder, may vote. It also gives you information on this proposal and certain other information in order that you may make an informed decision.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to be certain that all your shares are voted. You may wish to consider consolidating as many accounts as possible under the same name and address. We recommend that you contact PHAZAR CORP’s transfer agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, MA. 02021, to assist you in combining multiple accounts that you may have.

Who may vote and how many votes do I have?

You may vote in person at the Annual Meeting, or vote by proxy, if you owned shares of PHAZAR CORP’s common stock at the close of business on the record date, September 28, 2012. Each share of common stock that you owned on the record date entitles you to one vote on each proposal that is voted on by the stockholders. On the record date, there were 2,388,828 shares of common stock outstanding.

How do I vote before the meeting?

You may vote before the meeting by completing, signing and returning the enclosed proxy card provided with this proxy statement or by using the internet or telephone. Follow the detailed instructions as explained on your proxy card.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares “FOR” each of the items on the accompanying Notice of Annual Meeting of Stockholders.

Can I vote at the Annual Meeting?

Shares registered directly in your name as the stockholder of record may be voted in person at the Annual Meeting. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may still vote your shares in person at the meeting, even if you have previously voted by proxy, by revoking your proxy.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 2 of 15

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, specifically instruct your broker how to complete the proxy card, or attend the meeting in person, your shares will not be voted. NASDAQ Rule 225 1(d) and Section 6(b)(10) of the Securities Exchange Act of 1934 prohibit brokers voting shares unless specifically directed by the shareholder.

Can I change my mind after I have voted?

You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the Annual Meeting by:

●	Completing, signing and returning another proxy card that is dated after the date of your earlier proxy card. Only the latest proxy card will be counted.
●	Sending a written notice to our Corporate Secretary that you are revoking your proxy. Such notice must be received prior to the Annual Meeting.
●	Attending the Annual Meeting and voting in person.

If you do not properly revoke your proxy, the previously submitted properly executed proxy will be voted as you specified in your earlier proxy.

What is the efect of signing and returning my proxy card?

When you sign and return the proxy card, you appoint Gary W. Havener as your representative at the Annual Meeting. Gary W. Havener will vote your shares at the Annual Meeting as you have instructed them on your proxy card. In this way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the Annual Meeting just in case your plans change. You may vote in person at the Annual Meeting, even if you have already sent in your proxy card.

If you sign and return your proxy card, but do not indicate on the proxy card how you want your votes cast, Mr. Havener will vote your shares FOR all of the nominees for director and FOR each of the items on the accompanying notice of meeting.

How will votes be counted?

The Corporate Secretary will tabulate the votes.

How many votes are needed to hold the Annual Meeting and properly conduct business?

In order to hold the Annual Meeting and properly conduct business, a quorum, or a majority of the shares entitled to vote as of September 28, 2012, must be present at the meeting. Shares will be counted as present at the meeting if the stockholder is either present in person at the meeting or has properly submitted a proxy card.

How many votes are needed to elect directors?

All nominees receiving a plurality of affirmative votes of the shares of PHAZAR CORP’s common stock will be elected as directors. Cumulative voting is not permitted. You may vote “FOR” all of the nominees or you may “WITHHOLD AUTHORITY” to vote for a particular nominee or nominees. Unless you mark “WITHHOLD AUTHORITY” to vote for a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. Abstentions will not be counted for this purpose.

Do the Directors attend the Annual Meeting?

It is our policy that all directors attend our Annual Meetings, and all directors, subject to illness or an unavoidable schedule conflict, are expected to attend the 2012 Annual Meeting. If necessary, we will allow directors to attend our Annual Meeting via telephone.

How many votes are required to approve other matters that may come before the stockholders at the meeting?

An affirmative vote of a majority of the votes cast at the Annual Meeting is required for all items presented. Abstentions are counted as votes cast, and therefore have the same effect as votes cast against the approval of any of these items.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 3 of 15

How many shares can be voted at the Annual Meeting?

As of the record date, there were 2,388,828 shares of common stock outstanding.

Who pays for the solicitation of proxies?

PHAZAR CORP will pay the cost of soliciting proxies.

What should I do if I have questions about the Annual Meeting or the proxy?

If you have questions about the Annual Meeting or your proxy, please contact Deborah Inzer, Secretary, 101 SE 25th Avenue, Mineral Wells, Texas 76067, phone number (940) 325-3301.

BUSINESS OF THE MEETING

There are two matters being presented for consideration by the stockholders at the Annual meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

General

PHAZAR CORP’s Bylaws provide that at each annual meeting of stockholders, the directors be elected by a plurality vote (cumulative voting is not permitted) for a term ending with the next annual meeting and such directors shall hold office until their successors are elected and qualified.

Four of the five proposed directors are incumbents. The Board of Directors recommends their election.

Each nominee has consented to being named as a nominee and to serve, if elected. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more are unable to do so, the proxies will be voted for substitute nominees selected by our Board of Directors.

INFORMATION WITH RESPECT TO NOMINEES

The following sets forth certain information with respect to director nominees, four of whom are current board members.

Nominees for Director

Robert E. Fitzgerald (Age 48)
Director/President/Chief Executive Oficer. Mr. Fitzgerald was appointed Director, President and Chief Executive Officer on October 1, 2012. Mr. Fitzgerald served as Chief Executive Officer of Proxim Wireless (fka YDI/Terabeam) from March, 1999 until February, 2008. Mr. Fitzgerald has also served as Consultant of Ubiquiti Networks from April, 2008 until August, 2009, including a portion as President. Mr. Fitzgerald is Chairman of the Board of SeeView Security, Inc., a Director of Steely Eye, Ltd. and is an officer and investor in a number of entities under the control or direction of QAR, LLC. Mr. Fitzgerald currently serves as President of QAR, LLC since February, 2008. QAR, LLC provides debt and equity capital to companies. Mr. Fitzgerald attended U.C.L.A and earned a degree in economics. Mr. Fitzgerald also attended U.C.L.A and received his Juris Doctorate. Mr. Fitzgerald has served as a director of PHAZAR CORP since October 1, 2012.

Gary W. Havener (Age 72)
Director. Mr. Havener served as the President of PHAZAR CORP from January 1992 until October 1999. Mr. Havener served as the President of Antenna Products Corporation from January 1996 until April 1999. Mr. Havener served as President and CEO of PHAZAR CORP and President of Tumche Corp. and Thirco, Inc. from June 2000 until October 2006. Mr. Havener also served as Sole Director of Antenna Products Corporation, Phazar Antenna Corp., Tumche Corp. and Thirco, Inc. until October 2006. Since December 1984, Mr. Havener has served as the President of Sinan Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company. Mr. Havener has served as a director of PHAZAR CORP since 1992.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 4 of 15

James W. Kenney (Age 71)
Director. Mr. Kenney has served as an account executive at Baldwin Anthony Securities, Inc. since February, 2009. Mr. Kenney served as Executive Vice President and owner of San Jacinto Securities, an institutional stock brokerage firm from 1993 until February, 2009. Mr. Kenney has served as a director of PHAZAR CORP since 1999.

Thomas B. Reynolds (Age 58)
Director. Mr. Reynolds has served from 1999 to present as President of Reynolds Cattle Company. He was an Associate of Kline & Co., a Commercial and Investment Realtor company from 1989 until 2010. Mr. Reynolds has also held numerous prominent positions in varying capacities as Chairman of the Board, Fort Worth National Bank; Director, Fort Worth National Bank and Director, Fidelity Bank. Mr. Reynolds has served as a director of PHAZAR CORP since February 2, 2011.

Michael F. Young (Age 61)
Mr. Young served as Founder, President and CTO of YDI Wireless, a publicly traded company specializing in broadband wireless data communication equipment and system from 1986 until 2004. Mr. Young has worked in and held numerous positions in the telecommunications industry for more than 30 years. Mr. Young has operated Young Consulting Services, LLC since January, 2005 and offers consulting and engineering services to the wireless communications industry. Throughout the years he has taught computer science, electrical engineering and wireless communications classes at various colleges and universities part time. Currently he an Adjunct Professor at George Mason University in Fairfax, Virginia. Mr. Young holds a Bachelors’ Degree in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Masters’ Degree in Radio and TV Broadcasting from Brooklyn College. Mr. Young has not previously served as a director of PHAZAR CORP.

None of the Nominees for Director have been involved in any legal proceeding in the past 10 years.

The Board of Directors recommends a vote FOR the election of the foregoing nominees as the Board of Directors of PHAZAR CORP.

Vote Required

The foregoing nominees shall be elected to PHAZAR CORP’s Board of Directors by a plurality of the shares of PHAZAR CORP’s common stock, present in person or represented by proxy, and entitled to be voted at the meeting.

PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

On September 19, 2012, Gary W. Havener, Chairman of the Audit Committee of PHAZAR CORP (the “Company”) signed a letter of engagement with Weaver and Tidwell, L.L.P., 282 1West Seventh Street, Suite 700, Fort Worth, Texas 76107 to provide services as the Company’s principal accounting firm and to audit the Company’s financial statements.

Subject to ratification by the stockholders, the Board of Directors appointed Weaver and Tidwell, L.L.P., independent auditors, to serve for the fiscal year ending June 30, 2013.

Weaver and Tidwell, L.L.P. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.

The Board of Directors recommends a vote FOR the approval and ratification of the above-referenced appointment of independent auditors.

Vote Required

The approval of the issuance of the above-described appointment of independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting. The number of shares of common stock that may be voted on this proposal is the 2,388,828 shares of common stock outstanding on the record date.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 5 of 15

MATTERS RELATING TO CORPORATE GOVERNANCE, BOARD STRUCTURE, DIRECTOR COMPENSATION
AND STOCK OWNERSHIP

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. Our code of ethics was filed as an exhibit to our annual report on Form 1 0-KSB for the year ended May 31, 2004. The text of our code of ethics is also available to stockholders on the Company’s website, www.phazarcorp.com.

Director Independence

The Board has determined that all of the current members of and proposed nominees to the Board of Directors are independent as defined by NASDAQ Marketplace Rule 5605(a)(2) with the exception of Robert E. Fitzgerald. All directors serving on committees are independent.

Board Diversity Policy

The Nominating Committee Charter does not contain a diversity factor and the Nominating Committee does not otherwise consider diversity a factor in Board of Director nominations.

Board Leadership Structure

Our Board of Directors governs our overall business and affairs and is responsible for protecting shareholders’ interests. Our Directors are experienced business persons who meet throughout the year to oversee the Company's activities and review performance. The Board of Directors delegates the Company’s day to day operations to Company officers, subject to the general supervision of the Board.

We currently have five members of our Board of Directors. Four of our current directors and four of our proposed director nominees are independent. The Board of Directors determined that a five member Board is an appropriate size based upon the size of the Company. Before October 1, 2012, the Board Chairman was our Chief Executive Officer. On October 1, 2012 the Board elected Mr. Gary Havener as Chairman, thus separating the Board Chairman and Chief Executive Officer functions.

The Board of Directors has Board committees composed of independent directors. Each committee consists of Gary W. Havener, James Kenny, R. Allen Wahl and Thomas Reynolds. The chairmen of the relevant committees are as follows:

Nominating Committee – Thomas Reynolds	Compensation Committee – R. Allen Wahl
Audit Committee – Gary W. Havener	Executive Committee – James Kenney

Board’s Role in Company’s Risk Management Process

The Company is a single location manufacturing company with less than $7,000,000 in annual revenue that has been in business for decades. The Company's Board of Directors has overall responsibility for the effective oversight of risk, whether financial, operational or strategic. This oversight function necessarily focuses on the most significant risks facing the Company and is deemed an important priority by the Board. The Board does not attempt to view in isolation the risks facing the company, but tried to consider risk holistically and as a proper component of the Company's strategy. The Board does not believe it is possible or desirable to eliminate all business risk. Rather, reasonable and fully-considered risk-taking is deemed appropriate and necessary for the Company to remain competitive in its industry.

While the Board of Directors generally oversees risk management, the responsibility for daily managing these risks resides with the Company's management team. The Company has established numerous internal processes for identifying and managing risk including comprehensive internal and external audit processes. These processes have been designed to allow management to effectively identify and manage risks and to timely communicate the results of such activities with the Board. Management routinely communicates with the Board, its committees and individual directors, as appropriate, regarding various risks. All directors have direct and open access to the Company's executive officers and various other members of the management team.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 6 of 15

Policy Regarding Director Attendance at Annual Stockholders Meetings

The Board of Directors encourages directors to attend the Company’s Annual Meeting of Stockholders, whether or not a meeting of the Board of Directors is scheduled for the same date of the Annual Meeting. All members of the Board of Directors attended the Company’s Annual Meeting in 2011.

Board Meetings and Committees

The Board of Directors of the Company held six meetings in the fiscal year ended June 30, 2012.

As partial consideration for attending the PHAZAR CORP Board of Directors’ meetings, Garland P. Asher, Gary W. Havener, James Kenney and R. Allen Wahl each received 1,200 shares of PHAZAR CORP common stock. Thomas Reynolds received 1,000 shares of PHAZAR CORP common stock. Also, as partial consideration for attending the PHAZAR CORP Audit Committee meetings, R. Allen Wahl, Thomas Reynolds and Jim Kenney each received an additional 200 shares of PHAZAR CORP common stock. Gary W. Havener received an additional 100 shares of PHAZAR CORP common stock. These share grants were made pursuant to the Company’s shareholder-approved 2009 Equity Compensation Plan.

Compensation Consultants

There were no compensation consultants engaged in determining or recommending the amount or form of executive and director Compensation during the fiscal year ended June 30, 2012.

Compensation of Directors

Compensation for PHAZAR CORP Board members is set at $500 plus 200 shares of PHAZAR CORP common stock for each board meeting attended. Compensation for PHAZAR CORP audit committee member is set at $250 plus 100 shares of PHAZAR CORP common stock for each audit committee meeting attended. Due to the small number of shares involved as compensation for each meeting, the Company may seek to mitigate share issuance and transferability costs by accruing the liability to issue shares and then issuing share certificates for the accrued shares periodically or as demanded by the relevant director.

The Director Compensation Table presents the full grant date fair value of stock awards made during the covered fiscal year in accordance with FASB ASC Topic 718.

The following table provides certain summary information with respect to the named director, compensation information inclusive of fees paid to and shares awarded to, all directors of the Company for fiscal year ended June 30, 2012.

Name	Fees Earned or Paid in Cash	Stock Awards	Options Awards	Non-equity Incentive Plan Compen- sation	Nonqualified Deferred Compen- sation Earnings	All Other Compen- sation	Total
R. Allen Wahl	$3,500	$3,248	$0	$0	$0	$0	$6,748
James Kenney	$3,500	$3,248	$0	$0	$0	$0	$6,748
Gary W. Havener	$3,250	$3,058	$0	$0	$0	$0	$6,308
Garland Asher	$3,000	$2,826	$0	$0	$0	$0	$5,826
Thomas Reynolds	$3,000	$2,772	$0	$0	$0	$0	$5,772

During the fiscal year ending June 30, 2012:

●	The Company did not pay its directors perquisites and other personal benefits, or property in the amount of $ 10,000 or more;
●	The Company did not pay its directors any “gross-ups” or other similar amounts reimbursed for the payment of taxes;

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 7 of 15

●
The Directors did not purchase stock from the Company at a discount to market price. No compensation was paid or accrued to Directors by the Company in connection with the resignation, retirement, or termination of a director or in connection with a change of control. No consulting fees were paid, directly or indirectly, to the Directors;

●	The Company made no payments and has no obligations relating to director legacy programs or similar charitable award programs;
●	The Company did not pay for life insurance for the payment of a director; and
●	The Company did not pay dividends or earnings on stock or option awards.

Certain Relationships and Related Party Transactions

During the fiscal year ended June 30, 2012, we did not enter into any transactions with any of our officers, directors or shareholders owning 5% or more of our common stock or any immediate family members of such persons in which the amount involved exceeded $120,000. In addition, we are not currently planning to enter into any such transaction or series of similar transactions.

Director Nomination Process

On November 2, 2005 the Board of Directors adopted resolutions establishing a nominating committee and approved a nominating committee formal written charter. The nominating committee met on September 10, 2012 to recommend re-election of four directors and one new director to serve for the ensuing year and until their respective successors are elected. The nominating committee also met on October 1, 2012 to recommend the election of one additional director. A copy of the nominating committee’s charter is available to stockholders on the Company’s website, www.phazarcorp.com. The nominating committee uses established policies and procedures for director nominations. The committee identifies potential director candidates from a variety of sources, including recommendations from current Directors or management, recommendations of security holders, or any other source that the committee deems appropriate. In considering candidates for the Board of Directors, the committee evaluates the entirety of each candidate’s credentials, such as (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints and backgrounds, (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized board committees (such as the Audit Committee).

The nominating committee will consider recommendations for director candidates submitted in good faith by stockholders of the Company. A stockholder recommending an individual for consideration by the nominating committee must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 101 S.E. 25th Avenue, Mineral Wells, Texas 76067, attention: Corporate Secretary.

Nominees for Election at the 2012 Annual Meeting

Mr. Young was recommended to be a member of our board of directors by Robert Fitzgerald, one of our significant stockholders

Security Ownership

The following table sets forth the beneficial ownership of the Company’s Common Stock as of October 5, 2012, (a) by each director and nominee, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock and (d) all directors and executive officers as a group.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 8 of 15

Name and Address	Shares Owned Directly	Percent of
of Beneficial Owners (1)	and Indirectly	Class (2)
Gary W. Havener (3)	153,150	6.42%
Sinan Corp.
P.O. Box 121969
Fort Worth, TX 76121

R. Allen Wahl	200	0.01%
13 Collinway Place
Dallas, TX 75230

James Kenney	12,000	0.51%
4131 N. Central Expressway,
Suite 930
Dallas, TX 75204

Thomas Reynolds	6,500	0.28%
327 Bryan Avenue
Fort Worth, TX 76104

Deborah A. Inzer	3,000	0.13%
Antenna Products Corporation
101 S.E. 25th Avenue
Mineral Wells, TX 76067

Robert Fitzgerald (4)	271,578	11.37%
Concorde Equity II
3959 Pender Drive, Suite 330
Fairfax, VA 22030

Michael F. Young (5)	0	0.00%
6246 Cottonwood St.
McLean, VA 22101

All directors and officers	446,428	18.69%
of PHAZAR CORP
as a group (seven persons)

(1)
The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

(2)	Based on total outstanding shares of 2,388,828 as of September 28, 2012.

(3)
Sinan Corp., wholly owned by Mr. Havener and his children, owns of record 100,000 of these shares representing 4.18% of the total outstanding shares. Mr. Havener, as President of Sinan Corp. has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.

(4)
Based on shares, owned by Robert Fitzgerald, individually and by Concorde Equity II, LLC, an entity owned my Mr. Fitzgerald and his minor children. Mr. Fitzgerald has sole voting and investment power with respect to all shares of common stock.

(5)	Michael F. Young is a nominee to the Board of Directors and is not currently a member of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the “SEC”). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 9 of 15

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 2012; all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.

EXECUTIVE COMPENSATION

The individuals who served as the Company’s President, Chief Executive Officer and Chief Financial Officer during fiscal year 2012 are referred to as the “named executive officers” throughout this proxy statement.

Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Chief Executive Officer and other named executive officers and directors of the Company whose total annual salary exceeded $100,000 (collective, the “named officers”) for fiscal year ended June 30, 2012.

SUMMARY COMPENSATION TABLE

								Non-qualified
							Non-Equity	Deferred	All
Name &	Fiscal				Stock	Option	Incentive Plan	Compensation	Other
Position	Year	Salary		Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
($)	($)	($)		($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
Garland P. Asher	2012	$208,000	(1)	$0	$0	$65,450	$0	$0	$0	$272,450
President and CEO	2011	$202,923	(1)	$0	$0	$0	$0	$0	$0	$202,923
Deborah A. Inzer	2012	$119,600	(2)	$0	$0	$35,700	$0	$0	$0	$155,300
CFO	2011	$116,681	(2)	$0	$0	$0	$0	$0	$0	$116,681

(1)	Annual Compensation – President and CEO, Antenna Products Corporation
(2)	Annual Compensation – Chief Financial Officer, Antenna Products Corporation

Summary Compensation Table Narrative

The Summary Compensation Table presents the full grant date fair value of stock awards made during the covered fiscal year in accordance with FASB ASC Topic 718.

Garland P. Asher received a salary of $208,000 for fiscal year 2012. He also may receive a discretionary cash bonus as determined by the Compensation Committee. In the fiscal year ending June 30, 2012, Mr. Asher did not receive a cash bonus. The contract with Mr. Asher was Exhibit 10(b) to the Company’s Form 10-Q for the period ending November 30, 2008 filed on January 14, 2009. Mr. Asher has 30,000 vested stock options priced at $4.12. He also has 50,000 unvested stock options that vest provided the Company meets annual sales and pretax income designations. The options immediately vest upon the sale or merger of the Company. The options were issued under the Company’s 2006 equity compensation plan. On March 16, 2012, the Board approved options for Mr. Asher to purchase 27,500 shares of common stock at $2.38 per share. The options were fully vested at date of grant and no options have been exercised. The options expire on March 15, 2022. The options were issued under the Company’s 2009 equity compensation plan.

Deborah A. Inzer received a salary of $119,600 for fiscal year 2012. She also may receive a discretionary cash bonus as determined by the Compensation Committee. In the fiscal year ending June 30, 2012, Ms. Inzer did not receive a cash bonus. In 2008, the Board approved options for Ms. Inzer to purchase 30,000 shares of common stock at $5.70 per share. The options are exercisable at a rate of 6,000 shares per year over a five year period. No options have been exercised. The options expire on March 23, 2018, or the earlier of the employee's last day of employment. The options immediately vest upon the sale or merger of the Company. The options were issued under the Company’s 2006 Incentive Stock Option Plan. On March 16, 2012, the Board approved options for Ms. Inzer to purchase 15,000 shares of common stock at $2.38 per share. The options were fully vested at date of grant and no options have been exercised. The options expire on March 15, 2022. The options were issued under the Company’s 2009 equity compensation plan.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 10 of 15

Other than as disclosed above, the Board of Directors or Compensation Committee did not modify or waive any other provision of Mr. Asher’s and Ms. Inzer’s options or other equity-based awards during the fiscal year ending June 30, 2012.  Mr. Asher and Ms. Inzer did not participate in a non-equity incentive plan or non-qualified deferred compensation plan other than as disclosed above.  Mr. Asher and Ms. Inzer were eligible to participate in the deferred compensation plan available to all Company employees.  They did not participate in any other tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.  Mr. Asher resigned as a Company officer on October 1, 2012 and is no longer eligible to participate in the deferred compensation plan or other tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name & Position (a)	Number of Securities Underlying Unexercised Options (#) (b)		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares of Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Inventive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)

Garland P. Asher	$80,000	(i)	0	0	$4.12	09/08/2018	50,000	$187,200	0	$0
President and	$27,500	(ii)	0	0	$2.38	03/15/2022	0	$64,350
CEO

Deborah A. Inzer	$30,000	(iii)	0	0	$5.70	03/23/2018	12,000	$70,200	0	$0
CFO	$15,000	(iv)	0	0	$2.38	03/15/2022	0	$35,100

(i)
Mr. Asher has 160,000 stock options priced at $4.12, of which, 30,000 are vested and 130,000 unvested options that vest provided the Company meets annual sales and pretax income designations.  No options have been exercised.  The options immediately vest upon the sale or merger of the Company.

(ii)
On March 16, 2012, the Board approved options for Mr. Asher to purchase 27,500 shares of common stock at $2.38 per share.  The options were fully vested at date of grant and no options have been exercised.  The options expire on March 15, 2022.  The options were issued under the Company’s 2009 equity compensation plan.

(iii)
Ms. Inzer has 30,000 options granted in March, 2008 and priced at $5.70 per share.  The options are exercisable at a rate of 6,000 shares per year over a five year period.  No options have been exercised.  The options immediately vest upon the sale or merger of the Company.

(iv)	On March 16, 2012, the Board approved options for Ms. Inzer to purchase 15,000 shares of common stock at $2.38 per share. The options were fully vested at date of grant and no options have been exercised. The options expire on March 15, 2022. The options were issued under the Company’s 2009 equity compensation plan.

AUDIT COMMITTEE REPORT

PHAZAR CORP has an audit committee, nominating committee and compensation committee, each consisting of four Directors, R. Allen Wahl, James Kenney, Thomas Reynolds and Gary W. Havener.  Each member of the committees is independent under the rules of the NASDAQ Stock Market.

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the committee’s composition and meetings.  A copy of the charter is available to stockholders on the Company’s website, www.phazarcorp.com.  The Board of Directors has determined that Gary W. Havener is an “audit committee financial expert” under the rules of the Securities and Exchange Commission.  Mr. Havener is Chairman of the Audit Committee.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 11 of 15

The Audit Committee held two  meetings in fiscal year 2012 and has:

►	reviewed and discussed the audited financial statements with the Company’s management; and

►
discussed with Weaver & Tidwell, L.L.P., independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, communication with audit committees, as amended.

The Audit committee has received from Weaver & Tidwell, L.L.P. the written disclosures and the letter required by independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Committee has discussed with Weaver & Tidwell, L.L.P., that firm’s independence.

Based upon these discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 for filing with the Securities and Exchange Commission.

RELATIONSHIP WITH INDEPENDENT AUDITORS

AUDIT FEES

General
During fiscal year 2012, the Company paid Weaver & Tidwell, L.L.P. fees in the aggregate amount of approximately $79,680.  Of this amount, all were fees for the fiscal year 2011 year end audit, and quarterly services for fiscal year 2012.

Financial Information Systems Design and Implementation Fees

Weaver & Tidwell, L.L.P. did not render any services related to financial information systems design and implementation during fiscal year 2012.

All Other Fees

There were no fees billed for other services rendered by Weaver & Tidwell, L.L.P. for fiscal year 2012.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

In order for a recommendation to be considered by the Company for the 2013 Annual Meeting of Stockholders, the Company’s Corporate Secretary must receive the recommendation no later than 5:00 p.m. local time on June 30, 2013.  Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company). The Company’s Corporate Secretary will send properly submitted stockholder recommendations to the nomination committee for consideration at a future meeting. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the nominating committee.

PROXY SOLICITATION

The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers, which now accompany or may hereafter supplement it.  The solicitation will be made by mail.  The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.
VOTING SECURITIES

A stockholder may revoke a proxy at any time prior to its use.  If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting.  If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications.  If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR management’s nominees listed below under Election of Directors and the ratification of the appointment of Weaver and Tidwell, L.L.P.

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 12 of 15

Only stockholders of record at the close of business on September 28, 2012 will be entitled to vote at the meeting.  The total number of issued and outstanding shares of common stock of the Company, $0.01 par value, (“Common Stock”) as of September 28, 2012 is 2,388,828, shares, each share having one vote.  There are no other issued or authorized classes of stock of the Company.

Only votes cast in person or by proxy will be counted at the meeting.  Abstentions, if any, will be reflected in the minutes of the meeting.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

A stockholder may communicate directly with the Board of Directors or a committee of the Board of Directors by writing to PHAZAR CORP’s Secretary, PHAZAR CORP, 101 SE 25th Avenue, Mineral Wells, Texas 76067.  PHAZAR CORP’s Secretary will then forward your questions or comments directly to the Board unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature.

The Secretary will send a written acknowledgement to a stockholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature. A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which PHAZAR CORP’s shares of stock are held and the number of such shares held.

The following communications to the directors will not be considered a stockholder communication: (i) communication from a PHAZAR CORP officer or director; (ii) communication from a PHAZAR CORP employee or agent, unless submitted solely in such employee’s or agent’s capacity as a stockholder; and (iii) any stockholder proposal.

OTHER MATTERS

The Board of Directors knows of no business other than that set forth in Proposals 1 and 2 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting.  However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.

Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

By Order of the Board of Directors

/s/Deborah A. Inzer
Corporate Secretary
October 9, 2012

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:

PHAZAR CORP
Proxy Services
%Computershare Investor Services
P O Box 43101
Providence, RI.  02940-5067

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 13 of 15

PHAZAR CORP
101 SE 25th Avenue
Mineral Wells, Texas 76067
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PROXY	PHAZAR CORP FOR THE ANNUAL MEETING ON NOVEMBER 13, 2012
The undersigned hereby constitutes and appoints Gary W. Havener his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of PHAZAR CORP held of record by the undersigned on September 28, 2012, at the Annual Meeting of Stockholders to be held at 10:00 a.m. CDT at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas, on Tuesday, November 13, 2012, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified herein, as more fully described in the notice of the meeting dated October 9, 2012 and the proxy statement accompanying such notice.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, EXCEPT AS SET FORTH BELOW, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR, (II) FOR THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF WEAVER AND TIDWELL, LLP AS THE INDEPENDENT AUDITOR, AND (III) IN THE DISCRETION OF THE PROXY OR PROXIES, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT, YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

VOTE BY INTERNET: WWW.INVESTORVOTE.COM/ANTP	VOTE BY MAIL:
VOTE BY PHONE: 1-800-652-VOTE (8683)
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PHAZAR CORP, Proxy Services, %Computershare Investor Services, P O Box 43101, Providence RI.  02940-5067

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 14 of 15

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PHAZAR CORP
Vote on Directors
Proposal 1—Election of Directors:
Nominees:		For All	Withhold All	For All Except
		☐	☐	☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1)	Gary W. Havener
2)	James Kenney
3)	Thomas B. Reynolds
4)	Robert E. Fitzgerald
5)	Michael F. Young

Vote on Proposals	For	Against	Abstain
Proposal 2—Approval and ratification of Weaver and Tidwell, LLP as PHAZAR CORP’s independent auditor.	☐	☐	☐

Note:  Please mark, date and sign this proxy card and return it. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature	Date	Signature (Joint Owners)	Date

PHAZAR CORP
2012 Annual Shareholder Meeting Proxy Notice	Page 15 of 15